EXHIBIT 99.1

                    CHL Mortgage Pass-Through Trust 2005-9
                     Mortgage Pass-Through Certificates,
                                Series 2005-9




                       Preliminary Marketing Materials




                                   $1,664mm
                  (Approximate, subject to +/- 10% Variance)



                                 CWMBS, Inc.
                                  Depositor

                            Countrywide Home Loans
                                   (Seller)

                     Countrywide Home Loans Servicing LP
                              (Master Servicer)



                                     ABX




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                                                   Computational Materials for
 ABX                                    CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------


                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans (the "Seller"). The information contained herein does not include all material information. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS Securities LLC ("UBS") and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                             Contact Information



                   FOR ADDITIONAL INFORMATION PLEASE CALL:

           -------------------------------------------------------
                              UBS Securities LLC
           -------------------------------------------------------


                                 MBS Finance

                Douglas Adelman               (212) 713-2860

                                 MBS Trading

                Brian Bowes                   (212) 713-2860
                Adam Yarnold                  (212) 713-2860
                Margarita Genis               (212) 713-2860
                Amit Pardasani                (212) 713-2860
           -------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                   Computational Materials for
ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

Preliminary Term Sheet                            Date Prepared: March 23, 2005
                    CHL Mortgage Pass-Through Trust 2005-9
               Mortgage Pass-Through Certificates, Series 2005-9

              $1,664mm (Approximate, Subject to +/- 10% Variance)

                        Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


==================================================================================================================================
            Principal                                    Pmt Window                                                 Expected
             Amount          WAL (Yrs)                     (Mths)          Interest                                  Ratings
Class      (Approx) (1)     Call/Mat (2)                Call/Mat (2)       Rate Type        Tranche Type            S&P/Moody
-----     ------------      ------------              --------------     ------------      -------------           -----------


1-A-1      690,000,000       2.93 / 3.21                  94 / 360        Floater (3)       Super Senior             AAA/Aaa
1-A-2      200,000,000       2.93 / 3.21                  94 / 360        Floater (3)        Senior Mez              AAA/Aaa
1-A-3      164,721,000       2.93 / 3.21                  94 / 360        Floater (3)       Super Senior             AAA/Aaa
1-A-4      158,512,000       1.50 / 3.21               1-44 / 1-44        Floater (3)      Super Senior Mez /        AAA/Aaa
                                                                                            Sequential Pay
1-A-5      72,621,000        6.93 / 3.21              44-94 / 44-360      Floater (3)      Super Senior Mez /        AAA/Aaa
                                                                                            Sequential Pay
1-A-6     138,681,000        2.93 / 3.21                 94 / 360         Floater (3)         Senior Mez             AAA/Aaa
2-A-1     121,311,000        2.93 / 3.24                 94 / 360         Floater (3)       Super Senior             AAA/Aaa
2-A-2      13,479,000        2.93 / 3.24                 94 / 360         Floater (3)        Senior Mez              AAA/Aaa
1-X(4)  1,424,535,000                  Not Marketed Hereby                 Variable        Senior/WAC IO/PO          AAA/Aaa
2-X(5)    134,790,000                  Not Marketed Hereby                 Variable         Senior/WAC IO            AAA/Aaa
M-X(6)    135,593,724                  Not Marketed Hereby                 Variable        Senior/WAC IO/PO          AAA/Aaa
 A-R           100                     Not Marketed Hereby                 Variable         Senior/Residual          AAA/Aaa
 M-1       20,339,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate             AA+/Aa1
 M-2       19,491,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate             AA+/Aa2
 M-3       11,017,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate             AA+/Aa3
 M-4       22,034,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate               AA/NR
 M-5        6,780,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate               A+/A3
 M-6       13,559,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate                A/NR
 B-1        6,780,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate            BBB+/Baa3
 B-2        5,085,000        5.37 / 6.06                 94 / 360         Floater (7)        Subordinate              BBB/NR
 B-3       13,559,000                                                                        Subordinate               BB/NR
 B-4       10,170,000                      Privately Offered Certificates                    Subordinate                B/NR
 B-5        6,779,725                                                                        Subordinate               NR/NR
==============================================================================================================================


(1) Distributions on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, and Class 1-X Certificates will be derived primarily from a pool of adjustable-rate, negative amortization mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1, Class 2-A-2, and Class 2-X Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Class M-X and the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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(2)  The WAL and Payment Window for the Class 1-A-1, Class 1-A-2, Class 1-A-3,
     Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 2-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, and Class 2-A-2 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class 1-X Certificates will consist of one interest only component and one principal and interest component each related to Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, and Class 1-A-6 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, and Class 1-A-6 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, and Class 1-A-6 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the principal and interest component of the Class 1-X Certificates, as described in the final prospectus supplement.

(5) The Class 2-X Certificates will consist of one interest only component related to Class 2-A-1 and Class 2-A-2 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of the Class 2-A-1, and Class 2-A-2 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A-1, and Class 2-A-2 Certificates, adjusted for the related interest accrual period

(6) The Class M-X Certificates will consist of one interest only component and one principal and interest component related to the Group 1 and Group 2 Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class M-X Certificate will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the principal and interest component of the Class M-X Certificates, as described in the final prospectus supplement.

(7) For each Distribution Date, the Certificate Interest Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1,Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

Depositor:              CWMBS, Inc.

Lead Underwriter:       UBS Securities LLC

Seller:                 Countrywide Home Loans, Inc.

Master Servicer:        Countrywide Home Loans Servicing, LP.

Trustee:                The Bank of New York

Rating Agencies:        It is expected that S&P and Moody's will rate the
                        Offered Certificates as specified on the prior page.

Cut-off Date:           March 1, 2005.

Expected Pricing Date:  March 23, 2005.

Closing Date:           On or about March 30, 2005.

Distribution Date:      The 25th of each month (or if such day is not a
                        business day, the next succeeding business day), commencing in April 2005.

Certificates:           The "Senior Certificates" will consist of the
                        Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4,
                        Class 1-A-5, and Class 1-A-6, Class 2-A-1, Class
                        2-A-2, Class 1-X, Class 2-X, and Class M-X
                        Certificates (collectively the "Class A
                        Certificates"), and Class A-R Certificates. The Class
                        M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                        M-6 Certificates (collectively the "Class M
                        Certificates"), Class B-1, Class B-2, Class B-3, Class
                        B-4 and Class B-5 Certificates will be referred to herein as the "Subordinate Certificates." The Senior
                        Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."
                        The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
                        1-A-4, Class 1-A-5, and Class 1-A-6, Class 2-A-1, and
                        Class 2-A-2 Certificates and the Subordinate
                        Certificates are referred to herein as the "LIBOR
                        Certificates". The Senior Certificates and the Class
                        M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                        M-6, Class B-1 and Class B-2 Certificates (the
                        "Offered Certificates") are being offered publicly as described in the final prospectus supplement. The
                        Class 1-X, Class 2-X, and Class M-X Certificates are referred to herein as the "Class X Certificates".

Accrued Interest:       The price to be paid by investors for the LIBOR
                        Certificates will not include accrued interest
                        (settling flat). The price to be paid by investors for the Class 1-X, Class 2-X, and Class M-X will include
                        [30] days of accrued interest.

Interest Accrual        The interest accrual period with respect to the Class
Period:                 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class
                        1-A-5, and Class 1-A-6, Class 2-A-1, and Class 2-A-2
                        Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class 1-X, Class
                        2-X, and Class M-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Registration:           The Offered Certificates (other than the Class A-R
                        Certificates) will be made available in book-entry form through DTC. The Offered Certificates (other than the A-R Certificates) will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Class A Certificates and
                        Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:      The Class A Certificates and the Class M Certificates,
                        Class B-1 and Class B-2 Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal
                        Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:        The Senior Certificates and Class M Certificates, other
                        than the Class M-5 and Class M-6 Certificates, are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:   The terms of the transaction allow for an option to
                        terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:         The Mortgage Loans consist of adjustable rate, first
                        lien residential mortgage loans with original terms to maturity of not more than 30 years.

                        The "Group 1 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Group 1 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 1 Mortgage Loans are subject to a maximum mortgage rate.

                        For each of the Group 1 Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                        Negative amortization on a Group 1 Mortgage Loan will
                        occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                        The "Group 2 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of one-month LIBOR. The interest rate for each Mortgage Loan adjusts monthly to equal the sum of one-month LIBOR and the related gross margin. None of the Group 2 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 2 Mortgage Loans are subject to a maximum mortgage rate.

                        The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                        On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be at least approximately $1,694,918,824, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $1,548,407,333 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $146,511,491.

Credit Enhancement:     Senior/subordinate, shifting interest structure. The
                        credit enhancement information shown below is subject to final rating agency approval.

                        Credit enhancement for the Senior Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 8.00% total subordination.

                        Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 6.80% total subordination.

                        Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 5.65% total subordination.

                        Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 5.00% total subordination.

                        Credit enhancement for the Class M-4 Certificates will consist of the subordination of the Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 3.70% total subordination.

                        Credit enhancement for the Class M-5 Certificates will consist of the subordination of the Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 3.30% total subordination.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                   Computational Materials for
ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

                        Credit enhancement for the Class M-6 Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 2.50% total subordination.


                        Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 2.10% total subordination.

                        Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates, initially 1.80% total subordination.

Shifting Interest:      Until the Distribution Date occurring in April 2015,
                        the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                        Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                        Certificates will receive increasing portions of unscheduled principal.

                        The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                                    Unscheduled Principal
                        Periods:                        Payments (%)
                        --------                 -----------------------------

                        April 2005 - March 2015        0% Pro Rata Share
                        April 2015 - March 2016       30% Pro Rata Share
                        April 2016 - March 2017       40% Pro Rata Share
                        April 2017 - March 2018       60% Pro Rata Share
                        April 2018 - March 2019       80% Pro Rata Share
                        April 2019 and after         100% Pro Rata Share

                        However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in April 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                        Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                        Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                        Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                   Computational Materials for
ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

Allocation of
Realized Losses:        Any realized losses on the Mortgage Loans will be
                        allocated as follows: first, to the Subordinate
                        Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates as follows:

                          (a) any realized losses on the Group 1 Mortgage
                              Loans to the Class 1-A-1, Class 1-A-2, Class
                              1-A-3, Class 1-A-4, Class 1-A-5, and Class 1-A-6 Certificates and the principal and interest component of the Class 1-X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1 and Class 1-A-3 Certificates will instead be allocated first to the Class 1-A-2 and 1-A-6 Certificates, pro-rata, until their respective class principal balances have been reduced to zero and then to the Class 1-A-4 and Class 1-A-5 Certificates, pro rata, until their respective class principal balances have been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 1-A-4 and 1-A-5 Certificates will instead be allocated to the Class 1-A-6 Certificates until its class principal balance has been reduced to zero;

                           b) any realized losses on the Group 2 Mortgage
                              Loans to the Class 2-A-1 and Class 2-A-2
                              Certificates on a pro-rata basis until the related class principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:      The "Net Mortgage Rate" with respect to each Mortgage
                        Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:            The "Net WAC Cap" for the Class 1-A-1, Class 1-A-2,
                        Class 1-A-3, Class 1-A-4, Class 1-A-5, and Class 1-A-6
                        Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans adjusted for the related interest accrual period.

                        The "Net WAC Cap" for the Class 2-A-1 and Class 2-A-2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans adjusted for the related interest accrual period.

                        The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.

Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 1-X, Class 2-X, or Class M-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X , Class 2-X, or Class M-X Certificates, as described in the final prospectus supplement).



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                   Computational Materials for
ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

Net Deferred Interest:  The "Net Deferred Interest" for a Distribution Date is
                        the excess, if any, of Deferred Interest for the related due period over all principal payments for the related due period and prepayment period.

                        On each Distribution Date, Net Deferred Interest will be allocated to each class of certificates in proportion to such class's interest entitlement for such Distribution Date.


Certificates Priority
of Distributions:       Available funds from the Mortgage Loans will be
                        distributed in the following order of priority:

                         1. Payment of interest pro rata to the classes of
                            senior certificates relating to each respective loan group; provided, however, that any distribution of interest to which the Class 1-X and Class 2-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into a carryover shortfall reserve fund (the "Carryover Shorfall Reserve Fund") and will not be distributed except as described below.


                         2. Payment of principal to the classes of senior
                            certificates relating to each loan group then entitled to receive distributions of principal as follows:

                            a. The Group 1 senior principal distribution
                               amount will be distributed first to Class A-R until retired and second, concurrently , as follows:

                               i. 83.7748458269% concurrently, to Class 1-A-1,
                                  Class 1-A-2, Class 1-A-3, and Class 1-A-6, pro rata, until retired.
                              ii. 16.2251541731% sequentially, to Class 1-A-4
                                  and 1-A-5, in that order, until retired.

                            b. The Group 2 senior principal distribution
                               amount will be paid, concurrently, to Class
                               2-A-1 and Class 2-A-2, pro rata, until retired.

                         3. Payment of interest and then principal to each
                            class of subordinated certificates, in the order of their seniority, beginning with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, etc; provided, however, that any distribution of interest to which the Class M-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.


                        From amounts on deposit in the Carryover Shortfall Reserve Fund

                         1. Concurrently, interest to (a) the Class 1-A-1,
                            Class 1-A-2, Class 1-A-3, Class 1-A-4, Class
                            1-A-5, and Class 1-A-6 Certificates from amounts received from the Class 1-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid, (b) the Class 2-A-1 and Class 2-A-2 Certificates from amounts received from the Class 2-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid and (c) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, and



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                   Computational Materials for
ABX                                     CHL Mortgage Pass-Through Trust 2005-9
------------------------------------------------------------------------------

                            Class B-5 Certificates from amounts received from the Class M-X Certificate, sequentially; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates.

                         2. To the Class 1-X and M-X Certificates, amounts
                            remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus")
   related to the securities (the "Securities") in making their investment decisions. This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                              March Floater Deal
                            Whole Loan MTA NEG AM


Group Size                                              1,250 mm approx.

WAM                                                     359 +/- 1 months

Gross Margin                                            2.77 +/- 10bps

California                                              61.3% approx

WA FICO                                                 704 approx.

WA LTV                                                  75.0% approx.

PP                                                      60.0% approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                           7.50% approx.

Pricing Speed                                               25% CPR

Settlement Date                                            03/30/05


                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call

                                    [LOGO]


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                              March Floater Deal
                                Whole Loan 1ML


Group Size                                              150 mm approx.

WAM                                                     359 +/- 1 months

Gross Margin                                            1.85% +/- 10bps

California                                              65.0% approx

WA FICO                                                 720 approx.

WA LTV                                                  75.0% approx.

IO                                                      100.0% approx.

AAA Ratings                                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                           9.00% approx.

Pricing Speed                                               25% CPR

Settlement Date                                            03/30/05

                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call

                                    [LOGO]



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.